Exhibit 99.1

Forge Global Holdings, Inc. Reports Fourth Quarter and Fiscal Year 2024 Results

•Total Revenue Less Transaction Based Expenses was $78.7 million, up 13% year-over-year.

•Total Marketplace Revenues Less Transaction Based Expenses was $37.0 million, up 46% year-over-year.

•Total Trading Volume was $1.3 billion, up 73% year-over-year.

•Total Custodial Administration Fees Less Transaction Based Expenses was $41.7 million, down 5% year-over-year.

•Forge’s board of directors authorized a share repurchase program of up to $10 million of Forge’s common stock.

SAN FRANCISCO – March 5, 2025 – Forge Global Holdings, Inc. (“Forge,” or the “Company”) (NYSE: FRGE), a leading private securities marketplace, today announced its financial results for the quarter and year ended December 31, 2024.

"We closed out 2024 with 13% year-over-year growth and a strong pipeline,” said Forge CEO Kelly Rodriques.”Our year-over-year revenue improvement included a 46% increase in marketplace revenues, which grew to $37.0 million. As Q4 came in near-even to Q3, I’m happy to report we’ve observed improving over-all market dynamics and growing deal activity, aided by the technology improvements we’ve delivered to support our leading marketplace.”

Financial Highlights for the Fourth Quarter of 2024

Revenue: Total revenue less transaction-based expenses was $18.3 million compared to $19.1 million quarter-over-quarter.

Operating Loss: Total operating loss was $18.7 million compared to $20.9 million quarter-over-quarter.

Net Loss: Net loss was $16.0 million compared to $18.8 million quarter-over-quarter.

Adjusted EBITDA: Total adjusted EBITDA loss was $10.9 million compared to $11.4 million quarter-over-quarter.

Cash Flow from Operating Activities: Net cash used in operating activities was $7.9 million compared to $5.8 million quarter-over-quarter.

Ending Cash Balance: Cash and cash equivalents as of December 31, 2024 was $105.1 million.

Share Count: Basic weighted-average number of shares used to compute net loss per share attributable to common stockholders for the quarter ended December 31, 2024, was 186 million shares and fully diluted outstanding share count as of December 31, 2024 was 201 million shares.

We estimate for the quarter ended March 31, 2025 that Forge will have 187 million weighted average basic shares outstanding, which will be used to calculate earnings per share in a loss position.

Fully diluted outstanding share count includes all common shares outstanding plus shares that would be issued in respect to outstanding restricted stock units, options and warrants, net of shares to be withheld in respect to exercise price of the respective instruments. Instruments that are out of the money are excluded from the fully diluted outstanding share count.

*Percentages may not be replicated based on the rounded figures presented.
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KPIs for the Fourth Quarter 2024

•Trading Volume went from $338.1 million to $298.5 million, down 12% quarter-over-quarter.

•Net Take Rate went from 2.6% to 2.8% quarter-over-quarter.

•Total Marketplace revenues, less transaction-based expenses went from $8.6 million to $8.4 million, down 2% quarter-over-quarter.

•Total Custodial Accounts went from 2.28 million to 2.38 million, up 4% quarter-over-quarter.

•Total Assets Under Custody went from $16.6 billion to $16.9 billion, up 2% quarter-over-quarter.

•Total Custodial Administration Fee revenues, less transaction-based expenses went from $10.5 million to $9.8 million, down 6% quarter-over-quarter.

Additional Business Metrics for the Fourth Quarter 2024

•Forge Trust Custodial Cash: In the quarter ended December 31, 2024, Forge Trust Custodial Cash totaled $483 million, up 3% quarter-over-quarter from $470 million, and down 4% year-over-year from $505 million.

•Total Number of Companies with Indications of Interest (IOIs): In the quarter ended December 31, 2024, the total number of companies with IOIs was 535, up 4% quarter-over quarter, and up 10% year-over-year.

•Headcount: Forge finished out the quarter ended December 31, 2024 with a total headcount of 300, down 9% year-over year from 331.

Financial Highlights for the Full Year 2024

•Revenue: Total revenue less transaction-based expenses was $78.7 million compared to $69.4 million, up 13% year-over-year.

•Operating Loss: Total operating loss down 10% year-over-year to $82.3 million compared to $91.4 million.

•Net Loss: Net loss down 26% year-over-year to $67.8 million compared to $91.5 million.

•Adjusted EBITDA: Total adjusted EBITDA loss down 10% year-over-year to $43.7 million compared to $48.8 million.

•Cash Flow from Operating Activities: Net cash used in operating activities was $40.5 million compared to net cash used in operating activities of $41.5 million for the year ended December 31, 2023, a 2% improvement.

KPIs for the Full Year 2024

•Trading Volume went from $0.8 billion to $1.3 billion, up 73% year-over-year.

•Net Take Rate went from 3.3% to 2.8% year-over-year.

•Total Marketplace revenues, less transaction-based expenses went from $25.4 million to $37.0 million, up 46% year-over-year.

•Total Custodial Accounts went from 2.08 million to 2.38 million, up 14% year-over-year.

•Total Assets Under Custody went from $15.6 billion to $16.9 billion, up 8% year-over-year.

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•Total Custodial Administration Fee revenues, less transaction-based expenses went from $44.0 million to $41.7 million, down 5% year-over-year.

Please refer to the section titled “Use of Non-GAAP Financial Information” and the tables within this press release which contain explanations and reconciliations of the Company’s non-GAAP financial measures.

Business Highlights

•Share Repurchase Program: Forge’s board of directors authorized a share repurchase program of up to $10 million of Forge’s common stock. Repurchases under the program may be made from time to time through open market purchases or through privately negotiated transactions subject to market conditions, applicable legal requirements, and other relevant factors. The program does not obligate Forge to acquire any particular amount of its common stock, and may be modified, suspended, or terminated at any time at Forge’s discretion.

•Forge Price Launched: Forge launched Forge Price, a proprietary indicative price calculated daily for approximately 200 pre-IPO companies. The innovative pricing model provides a derived price per share for each company by synthesizing data from various sources, including secondary market transactions, recent funding rounds, and IOIs collected by Forge. Forge Price provides more up-to-date pricing information compared to other standalone sources, such as secondary funding round prices and mutual fund marks, and underlies Forge’s other derived data product innovations.

•Private Magnificent 7 Announced: Forge announced the Private Market Magnificent 7 to provide clients with visibility into seven of the top-performing companies in the Forge marketplace. Forge Price underlies the methodology for identifying the Private Market Magnificent 7, which are selected based on a variety of criteria, including company size, share price performance, secondary trading liquidity, market leadership, and brand equity.

•Forge Accuidity Private Market Index Tracked by Accuidity: The Forge Accuidity Private Market Index, a first-of-its-kind investable index that tracks the performance of late-stage, venture-backed companies, was adopted by institutional asset manager Accuidity within their Megacorn investment strategy.

•Forge Pro Released: Forge releases Forge Pro, our web application geared towards institutional clients that combines data visualization and visibility of detailed trade data, such as trading book views, extensive company data, and advanced pricing data. Through Forge Pro, clients are able to enter and manage IOIs and orders through a professional-grade interface designed for sophisticated market participants.

Webcast/Conference Call Details

Forge will host a webcast conference call today, March 5, 2025, at 4:30 p.m. Eastern Time / 1:30 p.m Pacific Time to discuss these financial results and business highlights. The listen-only webcast is available at https://ir.forgeglobal.com. Investors and participants can access the conference call over the phone by dialing 1 (800) 715-9871 from the United States, or +1 (646) 307-1963 internationally. The conference ID is 6194475.

Following the conference call, an on-demand replay of the webcast, as well as the slides shown during the call, will be made available on the Investor Relations page of the Company’s website at https://ir.forgeglobal.com.

Use of Non-GAAP Financial Information

In addition to our financial results determined in accordance with generally accepted accounting principles in the United States of America ("GAAP"), we present Adjusted EBITDA, a non-GAAP financial measure. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding specific financial items that have less bearing on our core operating performance. We consider Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with
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GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. A reconciliation is provided below for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net loss, and not to rely on any single financial measure to evaluate our business.

We defined Adjusted EBITDA as net loss, adjusted to exclude: (i) interest expense, net, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, (iv) share-based compensation expense, (v) change in fair value of warrant liabilities, (vi) acquisition-related transaction costs, and (vii) other significant gains, losses, and expenses (such as impairments, transaction bonus) that we believe are not indicative of our ongoing results.

Forward-Looking Statements

This press release contains “forward-looking statements,” which generally are accompanied by words such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate, or relate to future events or trends or Forge’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Forge’s beliefs regarding its financial position and operating performance, as well as future opportunities for Forge to expand its business. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by Forge and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in Forge’s documents filed, or to be filed, with the SEC. There may be additional risks that Forge presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Forge’s expectations, plans, or forecasts of future events and views as of the date of this press release. Forge anticipates that subsequent events and developments will cause its assessments to change. However, while Forge may elect to update these forward-looking statements at some point in the future, Forge specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forge’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About Forge

Forge (NYSE: FRGE) is a leading provider of marketplace infrastructure, data services and technology solutions for private market participants. Forge Securities LLC is a registered broker-dealer and a Member of FINRA that operates an alternative trading system.

Contacts

Investor Relations Contact:
Dominic Paschel
ir@forgeglobal.com

Media Contact:
Lindsay Riddell
press@forgeglobal.com

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FORGE GLOBAL HOLDINGS, INC.
Consolidated Balance Sheets
(In thousands of U.S. dollars, except share and per share data)

	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$105,140	$144,722
Restricted cash	1,116	1,062
Accounts receivable, net	4,706	4,067
Prepaid expenses and other current assets	8,205	13,253
Total current assets	$119,167	$163,104
Internal-use software, property and equipment, net	2,920	5,192
Goodwill and other intangible assets, net	126,456	129,919
Operating lease right-of-use assets	5,107	4,308
Payment-dependent notes receivable, noncurrent	7,412	5,593
Other assets, noncurrent	2,444	2,615
Total assets	$263,506	$310,731
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,941	$1,831
Accrued compensation and benefits	13,430	11,004
Accrued expenses and other current liabilities	6,310	8,861
Operating lease liabilities, current	3,463	2,516
Total current liabilities	$25,144	$24,212
Operating lease liabilities, noncurrent	3,694	2,707
Payment-dependent notes payable, noncurrent	7,412	5,593
Warrant liabilities	192	9,616
Other liabilities, noncurrent	322	185
Total liabilities	$36,764	$42,313
Commitments and contingencies
Stockholders’ equity (deficit):
Common stock, 0.0001 par value; 186,399,412 and 176,899,814 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively	19	18
Treasury stock, at cost; 157,193 and zero shares as of December 31, 2024 and December 31, 2023, respectively	(625)	(625)
Additional paid-in capital	570,588	543,846
Accumulated other comprehensive loss	572	911
Accumulated deficit	(346,972)	(280,638)
Total Forge Global Holdings, Inc. stockholders’ equity	$223,582	$263,512
Noncontrolling Interest	3,160	4,906
Total stockholders’ equity	$226,742	$268,418
Total liabilities and stockholders’ equity	$263,506	$310,731
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FORGE GLOBAL HOLDINGS, INC.
Consolidated Statements of Operations
(In thousands of U.S. dollars, except share and per share data)

	Three Months Ended				Year Ended
	December 31, 2024	September 30, 2024	June 30, 3024	March 31, 2024	December 31, 2024	December 31, 2023
Revenues:
Marketplace revenue	$8,628	$8,713	$11,679	$8,520	$37,540	$25,790
Custodial administration fees	9,961	10,503	10,603	10,722	41,789	44,031
Total revenues	$18,589	$19,216	$22,282	$19,242	$79,329	$69,821
Transaction-based expenses:
Transaction-based expenses	(316)	(73)	(256)	(29)	(674)	(431)
Total revenues, less transaction-based expenses	$18,273	$19,143	$22,026	$19,213	$78,655	$69,390
Operating expenses:
Compensation and benefits	25,614	28,750	28,784	29,843	112,991	106,593
Technology and communications	3,587	3,185	2,649	3,060	12,481	14,507
General and administrative	1,384	1,877	2,508	5,062	10,831	12,510
Professional services	2,148	2,435	1,605	2,217	8,405	11,905
Depreciation and amortization	1,313	1,748	1,781	1,816	6,658	6,954
Rent and occupancy	1,940	1,036	1,107	1,135	5,218	4,884
Advertising and market development	986	1,015	1,243	1,090	4,334	3,486
Total operating expenses	$36,972	$40,046	$39,677	$44,223	$160,918	$160,839
Operating loss	$(18,699)	$(20,903)	$(17,651)	$(25,010)	$(82,263)	$(91,449)
Interest and other income:
Interest income	1,164	1,307	1,495	1,709	5,675	6,421
Change in fair value of warrant liabilities	1,766	931	2,280	4,447	9,424	(6,465)
Other income, net	98	119	94	76	387	763
Total interest and other income	$3,028	$2,357	$3,869	$6,232	$15,486	$719
Loss before provision for income taxes	$(15,671)	$(18,546)	$(13,782)	$(18,778)	$(66,777)	$(90,730)
Provision for income taxes	294	298	258	216	1,066	819
Net loss	$(15,965)	$(18,844)	$(14,040)	$(18,994)	$(67,843)	$(91,549)
Net loss attributable to noncontrolling interest	$(322)	$(502)	$(316)	$(370)	$(1,510)	$(1,328)
Net loss attributable to Forge Global Holdings, Inc.	$(15,643)	$(18,342)	$(13,724)	$(18,624)	$(66,333)	$(90,221)
Net loss per share attributable to Forge Global Holdings, Inc. common stockholders:
Basic	$(0.08)	$(0.10)	$(0.08)	$(0.10)	$(0.36)	$(0.52)
Diluted	$(0.08)	$(0.10)	$(0.08)	$(0.10)	$(0.36)	$(0.52)
Weighted-average shares used in computing net loss per share attributable to Forge Global Holdings, Inc. common stockholders:
Basic	185,842,467	184,158,571	182,681,065	179,910,522	183,160,263	173,402,167
Diluted	185,842,467	184,158,571	182,681,065	179,910,522	183,160,263	173,402,167
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FORGE GLOBAL HOLDINGS, INC.
Consolidated Statements of Cash Flows
(In thousands of U.S. dollars)

	Three Months Ended				Year Ended
	December 31, 2024	September 30, 2024	June 30, 3024	March 31, 2024	December 31, 2024	December 31, 2023
Cash flows from operating activities:
Net loss	$(15,965)	$(18,844)	$(14,040)	$(18,994)	$(67,843)	$(91,549)
Adjustments to reconcile net loss to net cash used in operations:
Share-based compensation	5,541	7,622	7,859	9,467	30,489	34,334
Depreciation and amortization	1,313	1,748	1,781	1,816	6,658	6,954
Amortization of right-of-use assets	679	670	662	643	2,654	3,153
Loss on impairment of long lived assets	866	—	—	186	1,052	599
Allowance for doubtful accounts	(12)	34	107	109	238	270
Change in fair value of warrant liabilities	(1,765)	(932)	(2,280)	(4,447)	(9,424)	6,465
Change in fair value of contingent liability	—	—	—	—	—	2,545
Other	—	—	—	(10)	(10)	(625)
Changes in operating assets and liabilities:
Accounts receivable	262	(466)	923	(1,596)	(877)	(792)
Prepaid expenses and other assets	839	2,049	(5,353)	1,125	(1,340)	2,018
Accounts payable	342	(120)	(1,004)	1,066	284	(1,216)
Accrued expenses and other liabilities	(1,335)	922	(4,636)	2,782	(2,267)	2,805
Accrued compensation and benefits	2,124	2,228	2,041	(3,967)	2,426	(2,267)
Operating lease liabilities	(788)	(739)	(491)	(555)	(2,573)	(4,150)
Net cash used in operating activities	$(7,899)	$(5,828)	$(14,431)	$(12,375)	$(40,533)	$(41,456)
Cash flows from investing activities:
Receipts of term deposit maturities	—	—	6,559	—	6,559	2,115
Purchases of property and equipment	—	(125)	(267)	(400)	(792)	(527)
Purchases of term deposits	—	—	—	—	—	(9,748)
Capitalized internal-use software development costs	(248)	(48)	—	—	(296)	—
Net cash (used in) provided by investing activities	$(248)	$(173)	$6,292	$(400)	$5,471	$(8,160)
Cash flows from financing activities:
Proceeds from exercise of options, including proceeds from repayment of promissory notes	55	12	235	226	528	710
Taxes withheld and paid related to net share settlement of equity awards	(575)	(406)	(1,135)	(2,302)	(4,419)	(653)
Net cash (used in) provided by financing activities	$(520)	$(394)	$(900)	$(2,076)	$(3,891)	$57
Effect of changes in currency exchange rates on cash and cash equivalents	(634)	388	(78)	(253)	(575)	378
Net decrease in cash and cash equivalents	(9,301)	(6,007)	(9,117)	(15,104)	(39,528)	(49,181)
Cash, cash equivalents and restricted cash, beginning of the period	115,557	121,564	130,681	145,785	145,784	194,965
Cash, cash equivalents and restricted cash, end of the period	$106,256	$115,557	$121,564	$130,681	$106,256	$145,784

Reconciliation of cash, cash equivalents and restricted cash to the amounts reported within the consolidated balance sheets
Cash and cash equivalents	$105,140	$114,454	$120,475	$129,606	$105,140	$144,722
Restricted cash	1,116	1,103	1,089	1,075	1,116	1,062
Total cash, cash equivalents and restricted cash, end of the period	$106,256	$115,557	$121,564	$130,681	$106,256	$145,784
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FORGE GLOBAL HOLDINGS, INC.
Reconciliation of GAAP to Non-GAAP Results
(In thousands of U.S. dollars)

	Three Months Ended				Year Ended
	December 31, 2024	September 30, 2024	June 30, 3024	March 31, 2024	December 31, 2024	December 31, 2023
Net loss attributable to Forge Global Holdings, Inc.	$(15,643)	$(18,342)	$(13,724)	$(18,624)	$(66,333)	$(90,221)
Add:
Interest expense, net	(1,164)	(1,307)	(1,495)	(1,709)	(5,675)	(6,421)
Provision for income taxes	294	298	258	216	1,066	819
Depreciation and amortization	1,313	1,748	1,781	1,816	6,658	6,954
Net loss attributable to noncontrolling interest	(322)	(502)	(316)	(370)	(1,510)	(1,328)
Loss or impairment on long lived assets	866	—	—	186	1,052	599
Share-based compensation expense	5,541	7,622	7,859	9,467	30,489	34,334
Change in fair value of warrant liabilities	(1,766)	(931)	(2,280)	(4,447)	(9,424)	6,465
Adjusted EBITDA	$(10,881)	$(11,414)	$(7,917)	$(13,465)	$(43,677)	$(48,799)

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FORGE GLOBAL HOLDINGS, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
KEY OPERATING METRICS
(In thousands of U.S. dollars)
Key Business Metrics

We monitor the following key business metrics to help us evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions.

The tables below reflect period-over-period changes in our key business metrics, along with the percentage change between such periods. We believe the following business metrics are useful in evaluating our business:

	Three Months Ended
Dollars in thousands	December 31, 2024	September 30, 2024	Change	% Change
MARKETPLACE SOLUTIONS
Trades	646	680	(34)	(5)%
Volume	$298,539	$338,075	$(39,536)	(12)%
Net Take Rate	2.8%	2.6%	0.2%	8%
Marketplace revenues, less transaction-based expenses	$8,434	$8,640	$(206)	(2)%

	Year Ended December 31,
Dollars in thousands	2024	2023	Change	% Change
MARKETPLACE SOLUTIONS
Trades	2,762	1,756	1,006	57%
Volume	$1,325,470	$765,899	$559,571	73%
Net Take Rate	2.8%	3.3%	(0.5)%	(15)%
Marketplace revenues, less transaction-based expenses	$36,988	$25,359	$11,629	46%

•Trades are defined as the total number of orders executed by us on behalf of private investors and shareholders. Increasing the number of orders is critical to increasing our revenue and, in turn, to achieving profitability.

•Volume is defined as the total sales value for all securities traded through our Forge marketplace, which is the aggregate value of the issuer company’s equity attributed to both the buyer and seller in a trade and as such a $100 trade of equity between buyer and seller would be captured as $200 volume for us. Although we typically capture a commission on each side of a trade, we may not in certain cases due to factors such as the use of a third-party broker by one of the parties or supply factors that would not allow us to attract sellers of shares of certain issuers. Volume is influenced by, among other things, the pricing and quality of our services as well as market conditions that affect private company valuations, such as increases in valuations of comparable companies at IPO.

•Net Take Rates are defined as our marketplace revenues, less markets-related transaction-based expenses, divided by Volume. These represent the percentage of fees earned by our marketplace on any transactions executed from the commission we charged on such transactions less transaction-based expenses, which is a determining factor in our revenue. The Net Take Rate can vary based upon the service or product offering and is also affected by the average order size and transaction frequency.
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	As of and for the three months ended
Dollars in thousands	December 31, 2024	September 30, 2024	Change	% Change
CUSTODY SOLUTION
Total Custodial Accounts	2,376,099	2,281,976	94,123	4%
Assets Under Custody	$16,897,318	$16,620,450	$276,868	2%
Custodial administration fees, less transaction-based expenses	$9,839	$10,503	$(664)	(6)%

	As of and for the three months ended
Dollars in thousands	December 31, 2024	December 31, 2023	Change	% Change
CUSTODY SOLUTION
Total Custodial Accounts	2,376,099	2,078,868	297,231	14%
Assets Under Custody	$16,897,318	$15,647,469	$1,249,849	8%
Custodial administration fees, less transaction-based expenses	$9,839	$10,907	$(1,068)	(10)%

•Total Custodial Accounts are defined as our clients’ custodial accounts that are established on our platform and billable. These relate to our Custodial Administration fees revenue stream and are an important measure of our business as the number of Total Custodial Accounts is an indicator of our future revenues from certain account maintenance, transaction and cash administration fees.

•Assets Under Custody is the reported value of all client holdings held under our agreements, including cash submitted to us by the responsible party. These assets can be held at various financial institutions, issuers and in our vault. As the custodian of the accounts, we collect all interest and dividends, handle all fees and transactions and any other considerations for the assets concerned. Our fees are earned from the overall maintenance activities of all assets and are not charged on the basis of the dollar value of Assets Under Custody, but we believe that Assets Under Custody is a useful metric for assessing the relative size and scope of our business.
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